February 11, 2020 TCF Financial Corporation Investor Presentation

Cautionary Statements for the Purposes of Safe Harbor Provisions of the Securities Litigation Reform Act Any statements contained in this presentation regarding the outlook for the Corporation's businesses and their respective markets, such as projections of future performance, targets, guidance, statements of the Corporation's plans and objectives, forecasts of market trends and other matters are forward-looking statements based on the Corporation's assumptions and beliefs. Such statements may be identified by such words or phrases as "will likely result," "are expected to," "will continue," "outlook," "will benefit," "is anticipated," "estimate," "project,“ "management believes" or similar expressions. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements, and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, TCF claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events. This presentation also contains forward-looking statements regarding TCF’s outlook or expectations with respect to the merger and integration with Chemical Financial Corporation (“Chemical”). Examples of forward-looking statements include, but are not limited to, statements regarding outlook and expectations with respect to strategic and financial benefits of the merger, including the expected impact of the transaction on TCF’s future financial performance (including anticipated accretion to earnings per share, the tangible book value earn-back period and other operating and return metrics), the expected costs to be incurred in connection with the merger, and operational aspects of post-merger integration. Certain factors could cause the Corporation's future results to differ materially from those expressed or implied in any forward-looking statements contained herein. These factors include the factors discussed in Part I, Item 1A of the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2018 under the heading "Risk Factors" or otherwise disclosed in documents filed or furnished by the Corporation with or to the SEC after the filing of such Annual Report on Form 10-K, the factors discussed below, and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive: deterioration in general economic, political and banking industry conditions; cyber-security breaches, hacking, denial of service, security breaches, loss or theft of information, or other cyber-attacks that disrupt TCF’s business operations or damage its reputation; fluctuation in interest rates that result in decreases in the value of assets or a mismatch between yields earned on TCF's interest-earning assets and the rates paid on its deposits and borrowings; lack of access to liquidity; inability to grow deposits, increase earnings and revenue, manage operating expenses, or pay and receive dividends; adverse effects related to competition from traditional competitors, non-bank providers of financial services and new technologies; soundness of other financial institutions and other counterparty risk, including the risk of default, operational disruptions, security breaches, or diminished availability of counterparties who satisfy our credit quality requirements; adverse developments affecting TCF's branches, including supermarket branches; risks related to developing new products, markets or lines of business; adverse changes in monetary, fiscal or tax policies; heightened consumer protection, supervisory or regulatory practices or requirements; deficiencies in TCF's compliance programs or risk mitigation frameworks; the effect of any negative publicity or reputational damage; technological or operational difficulties; failure to keep pace with technological change, including with respect to customer demands or system upgrades; risks related to TCF's loan sales activity; dependence on accurate and complete information from customers and counterparties; the failure to attract and retain key employees; inability to successfully execute on TCF's growth strategy through acquisitions or expanding existing business relationships; changes in accounting standards or interpretations of existing standards; adverse federal, state or foreign tax assessments; litigation or government enforcement actions; ineffective internal controls; and the effects of man-made and natural disasters, any of which may negatively affect our operations and/or our customers. Use of Non-GAAP Financial Measures Management uses the adjusted diluted earnings per common share, adjusted ROACE, ROATCE, adjusted ROATCE, adjusted efficiency ratio and adjusted noninterest expense internally to measure performance and believes that these financial measures not recognized under generally accepted accounting principles in the United States ("GAAP") (i.e. non-GAAP) provide meaningful information to investors that will permit them to assess the Corporation's capital and ability to withstand unexpected market or economic conditions and to assess the performance of the Corporation in relation to other banking institutions on the same basis as that applied by management, analysts and banking regulators. TCF adjusts certain results to exclude merger-related expenses and notable items. Management believes these measures are useful to investors in understanding TCF's business and operating results. These non-GAAP financial measures are not defined by GAAP and other entities may calculate them differently than TCF does. Non-GAAP financial measures have inherent limitations and are not required to be uniformly applied. Although these non-GAAP financial measures are frequently used by stakeholders in the evaluation of a corporation, they have limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of results as reported under GAAP. In particular, a measure of earnings that excludes selected items does not represent the amount that effectively accrues directly to shareholders. 2

A Premier Midwest Commercial Bank

We are One TCF

A premier Midwest bank with the size, scale and product offerings to compete and win in our markets in order to accelerate value creation for shareholders, customers, employees and communities



CHEMICAL
2019 MERGER OF EQUALS
tcf

TCF at a Glance[1]

$47B total assets

28th largest publicly-traded U.S. based bank holding company[2]

$7.2B market cap

11.0% CET 1 ratio

Top 10 deposit market share in the Midwest[3]

Financial Targets (Post-MOE Cost Savings)[4]

Top Quartile
ROATCE

Below Peer Median
Adjusted efficiency ratio

Loan and Deposit Composition[1]

Loans & Leases:



Consumer 33%
Commercial 67%
$34B

Deposits:



Consumer 75%
Commercial 25%
$34B

Leading Midwest and Colorado Footprint



Minnesota
Wisconsin
Michigan
Illinois
Ohio
Colorado

Core banking footprint in key urban MSAs in the Midwest and Colorado and a broad statewide footprint in Michigan

1.5M
retail deposit customers with branches primarily located in MI, IL and MN[5]

[1-5] See Appendix for "Footnotes and Source References" slide

3

New TCF Purpose and Beliefs Launched February 2020 Purpose “ We are making great progress in bringing two cultures together into one. Our new Purpose and Beliefs provides We are a champion for our customers, our team members a set of shared passionate about building stronger beliefs to rally around as One TCF. ” individuals, businesses, and communities. - Craig Dahl, President and CEO Beliefs Care like Take initiative Strive for Win as a a neighbor on all fronts excellence team We are passionate about We are motivated by our Every day we show up to Our greatest power is people. entrepreneurial spirit. work and give it our all. collaboration. Treating our customers and We value technology and Integrity, honesty, and To create exceptional team members with actively implement features fairness are the solutions we lean on one respect, care and that will make our foundations of who we are. another’s strengths and lean- generosity has always — customers lives easier in to diversity of all kinds. and will always — define and internal processes They enable us to deliver our bank. more efficient. exactly what our customers We value all perspectives and team members need, because it makes us a We demonstrate our when they need it. stronger, more unified team. commitment through small acts and big gestures. . 4

A Full-scale Product Offering Across Commercial and Consumer Client Base 5

Experienced Management Team • Seasoned management team with deep banking expertise, Large Bank including large bank experience Experience • Executive and senior leadership team represents a broad cross-section of experience across leading Midwest and other national banking institutions • Experienced in organically growing & operating businesses: ◦ Capital Solutions built $5B business organically Entrepreneurial ◦ Inventory Finance built $3B business organically Backgrounds ◦ Commercial Banking Expansion in Detroit, Grand Rapids and Cleveland Lift out of key commercial leaders in market and growth of commercial portfolios. • Strong bench strength of talent as a result of bringing together the best of both organizations Ability to • Size and scale of the current platform supports continued Recruit Talent recruitment of top banking talent across Midwest markets • Opportunity to add bankers from larger regional banks who can lead a build-out/expansion of a market or product vertical 6

Deposit Growth Opportunities Across Midwest and Colorado Footprint 9th Largest Deposit Market Share in the Midwest1 Growth Opportunities Across TCF’s Primary Markets TCF Deposit Midwest Deposits ($B) Market Share (%) TCF Deposits Deposits Market ($B) Rank Share US Bank 11.7% Greater Michigan $ 10.5 2 12.1 % Chase 11.4% Detroit, MI 7.7 7 5.5 Bank of Montreal 7.9% Chicago, IL 6.7 13 1.5 Minneapolis-St. Paul, MN 6.7 3 3.5 Fifth Third 6.2% Denver, CO 0.9 15 1.0 Wells Fargo 5.1% Youngstown, OH 0.8 7 7.1 PNC 4.6% Milwaukee, WI 0.6 17 1.0 Cleveland, OH 0.5 16 0.7 Huntington 4.6% TCF's Primary Markets $ 34.4 8 3.1 Bank of America 3.9% Over 50% of deposits held across TCF’s Primary Midwest #9 TCF 2.0% Markets are held by banks with less than $50B in total assets2 Key Deposits held by banks with assets: $1.0T Opportunities for TCF: Comerica >$1T Compete with local and regional Wintrust presence against lethargy of big $200B - $1T banks Associated $50B - $200B Northern Trust Utilize enhanced scale to compete <$50B CIBC against large regional banks Citizens Leverage more robust digital banking TCF offerings to compete against smaller Flagstar Opportunities community banks Deposits in TCF's Primary Midwest Markets2 7 1,2 See Appendix for “Footnotes and Source References" slide

Attractive Midwest Markets Greater Michigan Detroit Twin Cities Chicago $87B $141B $190B $462B total market deposits1 total market deposits1 total market deposits1 total market deposits1 6M 4M 4M 10M 1 1 Market Stats total population1 total population1 total population total population $282B $261B $260B $680B total GDP2 total GDP 2 total GDP 2 total GDP 2 largest growth in prime for innovation in the for Fortune 500 largest MSA in the U.S. 7 working age employment #1 5 U.S.4 companies per capita #5 #1 in the U.S.3 #5 best metro area to start most diversified 7 #3 a business 5 economy in the U.S. Michigan GDP growth in the U.S. for #1 6 from 2009-2018 2 attracting millennials #12 #3 faster projected population for corporate 8 7 Market Highlights Market 30% growth vs. national avg. #1 investments in the U.S. Total Market Deposits by Bank Asset Size1 $87B $141B $190B $462B 7% 6% 8% 2% Market Opportunities Market Deposits held by banks with assets: TCF >$1T $50B - $200B 8 Opportunities 1-8 See Appendix for “Footnotes and Source References" slide $200B - $1T <$50B

2020 Strategic Priorities Focus on driving improved return on average tangible common equity and efficiency through key strategic priorities Deliver on Merger Cost Savings Drive organizational efficiencies by executing on $180 million of merger-related cost savings; unique opportunity for TCF to drive relative growth in earnings vs. peers over the next 12 months Continue to Grow Organically & Leverage the Best of Both Banks Build on the positive momentum generated by Legacy TCF and Chemical by leveraging complementary products in adjacent markets to drive future growth Maintain Strong Risk and Credit Culture Apply scalable risk management framework across the larger organization to maintain credit, liquidity and capital discipline Execute & Complete Integration Program Integrate systems, branding and culture as One TCF and provide a consistent customer experience by the fourth quarter of 2020 9

Fourth Quarter Results Driven by MOE Integration and Execution of Core Business Initiatives

tcf

	Diluted EPS	Efficiency Ratio	ROACE	ROATCE[1]
Reported	$0.72	73.5%	8.0%	11.4%
Adjusted[1]	$1.04	58.5%	11.6%	16.3%

MOE Integration on Track

- **<$321M** On track to achieve 4Q20 NIE target
- Consolidated to a single mortgage lending platform
- Integrated commercial loan origination system

Robust HFI Loan Growth Trends

- **2.9%** Growth QoQ
- **11.8%** Growth QoQ (annualized)
- **9.9%** Commercial growth YoY[2]

Strong Credit Performance

- **7 bps** Net charge-off ratio[3]
- **0.49%** Nonaccrual loans and leases as a percentage of total loans and leases
- **$14M** Provision for credit losses[3]

Executed on Business Initiatives

- **$1.1B** Sold Legacy TCF auto finance portfolio
- Added key commercial banking leaders to build out Chicago C&I strategy
- Announced divestiture of 7 Arizona branch locations in January 2020, emphasizing focus on core Midwest and Colorado markets

Capital Position Provides Optionality

- **11.0%** CET1 Ratio
- **658K** Shares repurchased during 4Q19
- **$27.5M** Cost of shares repurchased during 4Q19

[1-3] See Appendix for "Footnotes and Source References" slide

10

Merger of Equals Integration Remains on Track

Recent MOE Actions

- Completed consolidation onto a **single mortgage lending platform**
- **Integrated commercial loan origination system** for corporate banking and middle market, allowing for improved efficiency and turnaround times
- Implemented **combined benefits plan**
- Launched **company-wide learning management system** for all team members learning and development needs
- **Over 35%** of vendor contracts have been renegotiated

Noninterest Expense ($ millions)



Notable items
Merger-related expenses
$358
$417
$15[2]
$47
$355[3]
<$321
4Q18
TCF/Chemical Combined[1]
4Q19
4Q20
NIE Target

Upcoming Priorities

- Publish new **Purpose and Beliefs** statement in 1Q20
- Begin **transitioning legacy Chemical customers onto TCF digital banking platform**
- Various waves of system roll-outs prior to final systems conversion in 3Q20
- Continuation of staffing optimizations
- Execution of business synergy initiatives

[1-3] See Appendix for "Footnotes and Source References" slide

11

Business Synergy Opportunities

Synergy Opportunity	Description	Key Stats	Timing & Actionability	Current Status
Leasing Products Across Commercial Client Base	• Opportunity to leverage TCF's leasing products across Chemical's robust commercial client base • Systems and back office support currently in place	**~70,000** **Commercial client accounts**	Timing from Q419: Immediate Action: Easy	• Early wins of referring leasing products to commercial clients • Finalized referral and incentive plans • Hiring Michigan sales representative
More Robust Mortgage Platform	• Deploy mortgage banking platform across larger retail customer base • Opportunity to grow market share • #4 mortgage originator in MI in 2018[1] • ~$900M of mortgage originations in IL, MN, OH, WI in 2018[1]	**1.5M** **Retail deposit customers** **$1.6B** **Mortgage originations in MI in 2018[1]**	Timing from Q419: 1-2 Quarters Action: Moderate	• Completed consolidation onto a single mortgage lending platform in 4Q19 • Nearly $700M of mortgage originations in 4Q19
Expanded Product Set to Inventory Finance Dealers	• Offer broader commercial product set directly to inventory finance dealers in footprint • Potential products include commercial deposits, treasury management, owner-occupied CRE, merchant processing, wealth management	**>850** **Inventory Finance dealers in MI and OH**	Timing from Q419: 1-2 Quarters Action: Moderate	• Added Chief Sales Officer to Inventory Finance • Establishing outreach program • Preparing deposit and treasury management offerings
Chemical Commercial Platform to Broader Footprint	• Market opportunities include Chicago, Minneapolis, Milwaukee, Denver • Similar expansion to Cleveland in 2013 • Additionally expand Business Banking platform to Legacy TCF markets and leverage brand and locations	**2013** **Legacy Chemical launches in OH** **~$1B** **Commercial commitments in OH**	Timing from Q419: >4 Quarters Action: Hard	• Added key Commercial banking leaders in December 2019 to build out Chicago C&I strategy

[1] See Appendix for "Footnotes and Source References" slide

12

Well-diversified Loan and Lease Portfolio Loan portfolio comprised primarily of commercial-based portfolios (67% of total loans) with upside growth potential driven by multiple lending origination businesses Consumer installment, HFI Loan and Lease Growth Drivers ($ billions) 4% Traditional Commercial Consumer Home Traditional 42% equity, C&I, 33% 10% 15% Residential mortgage, 18% $34B CRE, 27% $1.0B of commercial Inventory loan and lease growth Specialty finance, Capital Capital in 4Q19 10% Solutions Solutions Commercial leases, loans, 25% 8% 7% Traditional Commercial Consumer Specialty Commercial Traditional C&I and commercial real Residential mortgage, Capital Solutions provides loan and lease financing estate lending primarily within the home equity and consumer in select equipment sectors based on expertise footprint installment loans Inventory Finance leverages exclusive manufacturer agreements to provide floorplan financing across the U.S. and Canada 13

Preferred Deposit Composition Focus on funding loan and lease growth through a well-diversified deposit mix with opportunities for organic growth in both commercial and consumer deposit offerings Deposit Growth ($ billions) Well-diversified Deposit Mix by Type and Product by type: by product: YoY non-CD growth of 5%1 Noninterest-bearing CDs Checking $34.5 $35.3 $34.5 Commercial 22% 23% 25% $8.4 $7.5 $8.9 CDs $34B Deposits Money 13% $34B 17% (ex. CDs) Market 25% Interest- Savings bearing Consumer $25.6 $26.9 $27.0 Checking 75% Cost of Deposits Down 6 bps From 3Q193 4Q18 3Q19 4Q19 0.95% 0.94% TCF/Chemical 0.90% Combined2 0.88% 4Q19 Deposit Highlights 0.79% • Total deposits down $818M QoQ driven by the seasonal decline of municipal deposits and the proactive run-off of higher cost funding through balance sheet management strategies, including the sale of the Legacy TCF auto finance portfolio: CDs down $930M including $402M of brokered o 4Q18 1Q19 2Q19 3Q19 4Q19 CD run-off 14 TCF/Chemical Combined2 1-2 See Appendix for “Footnotes and Source References" slide

Credit Quality Trends Remain Strong

Track record of strong credit quality with a scalable risk management framework

Net Charge-offs and Provision ($ millions)



Net charge-offs
Provision for credit losses
Net charge-offs / average loans and leases[1]
$16
$21
0.18%
2Q19
TCF/Chemical Combined[3]
$29
$27
0.39%
3Q19
$6
$14
0.07%
4Q19[2]

Allowance for Loan and Lease Losses ($ million)



ALLL / loans and leases
$121
0.36%
3Q19
$113
0.33%
4Q19

Nonaccrual Loans and Leases ($ million)



Nonaccrual loans and leases
Nonaccrual loans and leases / total loans and leases
$182
0.54%
3Q19
$170
0.49%
4Q19

A Robust and Scalable Risk Management Framework

- Prior investments to support a **scalable** risk management infrastructure that can support a $50B+ organization
- Improved loan and lease **diversification** with reduced concentrations in specialty lending
- Aligned **risk appetite statement** and framework across the organization
- Continue to leverage **robust stress testing framework**
- **Experience and expertise** across all three internal lines of defense

1-3 See Appendix for "Footnotes and Source References" slide

15

Technology Strategy that Brings Together the Best of Both Banks Bringing together the complementary IT investments of both banks will drive efficiencies, enhance the customer experience and position TCF for success Deepen Customer Offer Exceptional Relationships Through Innovation Customer Experiences • Enhance person-to-person interactions with digital • Deepen personalization capabilities integrations • Incorporate emerging customer experience trends • Expand technology offerings (AI, voice, location • Design based on customer behaviors, taking experiences, etc.) segmentation to the next level • Leverage digital identification verification to CORE • Remove friction points service customers differently BANKING PLATFORM Utilize Digital To Test New Products Omni-Channel Experiences And Services • Expand self-service capabilities • Launch with MVP mindset; integrate and learn • Grow digital product offerings across all lines of business • Digital only product offerings and markets • Increase cross channel awareness • Leverage additional Fin Tech partnerships FUTURE STATE Streamlined and scalable Prior investments in core Prior investments in customer- core with enhanced digital banking platform facing digital technology platform 16 customer experience

Driving Shareholder Value Through Strong Returns and Efficiencies We believe ROATCE and Efficiency Ratio are aligned with shareholder value creation Targeting Strong Performance Relative to Peer Banks1 Post-MOE Efficiency Ratio (%) ROATCE (%)3 Cost Savings Adjusted ROATCE Target2 Post-MOE Cost Top-Quartile Savings Adjusted 4Q19 TCF 3 Efficiency Ratio Target2 Adjusted Below Peer Median 3Q19 Peer Top Quartile 3Q19 Peer Median 4Q19 TCF 3 Adjusted 4Q19 TCF Reported 4Q19 TCF Reported 1 Source: S&P Global Market Intelligence (peer data as of 3Q19; TCF data as of 4Q19) 2 Financial targets compared to TCF Peer Group which includes KEY, RF, MTB, FRC, HBAN, CMA, ZION, PBCT, CIT, SNV, EWBC, FHN, FCNC.A, FNB, ASB, BKU, VLY and IBKC. ROATCE and adjusted efficiency ratio are non-GAAP financial measures. A reconciliation of the ROATCE and adjusted efficiency ratio targets to the most directly comparable GAAP measure is not provided because 17 the Company is unable to provide such reconciliation without unreasonable effort, however, it is expected to be consistent with historical non-GAAP reconciliation included in the appendix. 3 Denotes a non-GAAP financial measure; see Appendix for “Non-GAAP Reconciliation” slides

Strong Capital Position Capital Priorities CET1 Ratio (4Q19) Organic Growth Ample opportunities for growth given complementary business 11.0% platforms and adjacent markets Dividends CET1 Ratio Dividend payout ratio target of 30% - 40% (Near-term Target) ~10.0% Share Repurchases Evaluate share repurchases based on excess capital after organic growth and dividends ROATCE 1 Repurchased 658K shares of common stock in 4Q19 at a cost of $27.5M (Post-Cost Savings Target) ($122.5M remaining under current share repurchase program) 2 Top-Quartile Corporate Development Remain disciplined for opportunities including whole banks, lending or deposit platforms, or portfolios 18 1 -2 See Appendix for “Footnotes and Source References" slide

An Attractive Investment Opportunity A compelling shareholder value creation story, currently trading at a discount to peers, presents an attractive investment opportunity Accelerated Profitability Scale to Compete and Grow Targeting strong ROATCE and adjusted efficiency Enhanced scale as a premier Midwest bank ratio1 performance relative to peers with $180 provides opportunities for organic growth without million of merger-related cost savings serving as a building concentrations and ability to leverage unique catalyst for success given the current banking management’s track record of creating environment. shareholder value through M&A. Revenue Synergy Opportunities Strong Capital Position Ability to leverage the strengths of Maintaining a strong capital position while complementary businesses in adjacent executing on profitability targets allows for markets with limited overlap to provide new opportunistic deployment of capital via organic revenue synergy opportunities across the growth, dividends, share repurchases and organization. corporate development initiatives. 19 1 See Appendix for “Footnotes and Source References" slide

Appendix

Focused Digital Banking Strategy to Enhance the Customer Experience Digital offerings are competitive with larger institutions and are well ahead of smaller competitors... Face / Touch ID Lock & unlock Online account open Log in quickly using facial recognition Instantly lock your Ability to open an or fingerprint ID – no need to type a debit card if it’s lost account online in login ID and password or stolen minutes Quick glance Mobile deposit Apple Watch app Use one-click quick glance to Deposit mobile deposit Access your account view your account balance checks to your account via our convenient and recent transactions without going to the bank Apple Watch app ...and augmented by a robust branch network ~500 branches Instant-issue Image-enabled CRM and CX debit cards ATMs Programs 21

In Our Communities



TCF Foundation

A Foundation for High Standards

- **$1.9 million** to 650 chartable partners in 2019
- **$600K** in additional team member-driven philanthropy

Employee Matching Gift Program matches 100% on gifts up to $10,000. We donated **$830K** to charitable contributions in 2019 tcf
CENTER

tcf CENTER DETROIT

Community Building

TCF Bank replaces Cobo name on Detroit's convention center; this is more than just naming rights…this represents transformational change for the community to break from a divisive history



THE NEIGHBORHOODS
THE SPIRIT OF DETROIT

Investing in Community

$20 million grant to organizations and initiatives primarily within southeast Michigan's seven counties in areas including the arts, education, health and human services

$5 million initial commitment to $35 million Detroit Strategic Neighborhood Fund to support economic development efforts in targeted areas tcf bank STADIUM

Strong Community Ties

Naming rights to TCF Bank Stadium and $8 million to Athlete's Village project supports student programs

$1.4 million in scholarships to Minnesota collegiate students over 14 years



TCF FINANCIAL FITNESS PROGRAM
TCF FINANCIAL SCHOLARS PROGRAM

A Healthy Approach to Savings

Comprehensive financial education programs for high school teens and adults

200,000+ students reached through the TCF Financial Scholars Program (2013-2018)

765,000+ hours of learning promoted

22

Impact of 4Q19 Merger-related Expenses and Notable Items

tcf

(Dollars in thousands, except per share data)	4Q19 Reported	Merger-related Items	Notable Items		4Q19 Adjusted[1]
Net interest income	$ 408,753	$ —	$ —		$ 408,753
Provision for credit losses	14,403	—	—		14,403
Noninterest income:					—
Net gains (losses) on sales of loans and leases	12,934	—	(8,194)	(2)	21,128
Other noninterest income	22,123	—	638	(3)	21,485
All other noninterest income line items	122,995	—	—		122,995
Total noninterest income	158,052	—	(7,556)		165,608
Noninterest expense:					
Compensation and employee benefits	180,969	—	(930)	(4)	180,039
Occupancy and equipment	56,771	—	(1,543)	(4)	55,228
Merger-related expenses	47,025	(47,025)	—		—
Other noninterest expense	108,935	—	(12,032)	(5)	96,903
All other noninterest expense line items	22,871	—	—		22,871
Total noninterest expense	416,571	(47,025)	(14,505)		355,041
Income before income tax expense	135,831	(47,025)	(22,061)		204,917
Income tax expense (benefit)	21,375	(10,966)	(8,938)	(6)	41,279
Income after income tax expense	114,456	(36,059)	(13,123)		163,638
Income attributable to non-controlling interest	2,057	—	—		2,057
Net income attributable to TCF	112,399	(36,059)	(13,123)		161,581
Preferred stock dividends	2,494	—	—		2,494
Net income available to common shareholders	**$ 109,905**	**$ (36,059)**	**$ (13,123)**		**$ 159,087**
Diluted earnings per share	$ 0.72	$ (0.24)	$ (0.08)		$ 1.04
Average diluted common shares outstanding	152,658,766	—	—		152,658,766
Return on average assets	0.99%				1.42%
Return on average common equity	8.00%				11.57%
Return on average tangible common equity[1]	11.35%				16.25%
Efficiency ratio(7)	73.49%				58.51%

[1] Denotes a non-GAAP financial measure; see Appendix for "Reconciliation of GAAP to Non-GAAP Financial Measures" slides
[2] Includes a portion of the loss on sale of Legacy TCF auto finance portfolio.
[3] Includes recovery of loan servicing rights impairment.
[4] Includes expenses related to the Legacy TCF auto finance portfolio sale.
[5] Includes a $1.5M loss related to the Legacy TCF auto finance portfolio sale, $3.5M of branch exit costs, and a $6.3M pension fair valuation adjustment.
[6] Includes a tax basis benefit adjustment ($3.8M) and income tax benefit based on TCF's normal tax rate on pretax notable items
[7] Adjusted efficiency ratio also excludes lease financing equipment depreciation, other intangible amortization, impairment of historic income tax credits and net interest income FTE adjustment.

23

Non-GAAP Reconciliation Computation of adjusted diluted earnings per common share: Quarter Ended Dec. 31, (Dollars in thousands, except per share data) 2019 Earnings allocated to common stock (a) $ 109,905 Merger-related expenses 47,025 Notable items: Sale of legacy TCF auto finance portfolio(1) 12,864 Write-down of company-owned vacant land parcels and branch exit costs(2) 3,494 Pension fair valuation adjustment(2) 6,341 Loan servicing rights (recovery) impairment(3) (638) Total notable items 22,061 Related income tax expense, net of benefits(4) (19,904) Total adjustments, net of tax 49,182 Adjusted earnings allocated to common stock (b) $ 159,087 Weighted-average common shares outstanding used in diluted earnings per common share calculation (c) 152,658,766 Diluted earnings per common share (a) / (c) $ 0.72 Adjusted diluted earnings per common share (b) / (c) 1.04 1 Included within Net (loss) gain on sales of loans and leases ($8.2 million), other noninterest expense ($2.2 million), occupancy and equipment ($1.5 million) and compensation and employee benefits ($0.9 million) 2 Included within Other noninterest expense. 24 3 Included within Other noninterest income. 4 Included within Income tax expense (benefit).

Non-GAAP Reconciliation Computation of adjusted provision and net charge-offs: Quarter Ended Dec. 31, (Dollars in thousands) 2019 Provision $ 14,403 Provision benefit due to the consumer nonaccrual and TDR loan sale 4,694 Adjusted provision, excluding consumer nonaccrual and TDR loan sale $ 19,097 Net charge-offs (a) $ (6,237) Recovery related to the consumer nonaccrual and TDR loan sale (b) (4,694) Adjusted net charge-offs, excluding consumer nonaccrual and TDR loan sale (c) $ (10,931) Average loans and leases (d) $ 33,804,883 Net charge-off rate as a percentage of average loans and leases(1) (a)/(d) 0.07% Impact of recovery to net charge-off ratio related to the consumer nonaccrual and TDR loan sale(1) (b)/(d) 0.06 Adjusted net charge-off ratio, excluding consumer nonaccrual and TDR loan sale(1) (c)/(d) 0.13% 25 1 Annualized

Non-GAAP Reconciliation Computation of adjusted return on average assets, common equity, average tangible common equity and average tangible common equity: Quarter Ended Dec. 31, (Dollars in thousands) 2019 Adjusted net income after tax expense: Income after tax expense (a) $ 114,456 Merger-related expenses 47,025 Notable items 22,061 Related income tax expense, net of tax benefits (19,904) Adjusted net income after tax expense for ROAA calculation (b) 163,638 Net income available to common shareholders (c) 109,905 Other intangibles amortization 5,505 Related income tax expense (1,284) Net income available to common shareholders used in ROATCE calculation (d) 114,126 Adjusted net income available to common shareholders: Net income available to common shareholders 109,905 Notable items 22,061 Merger-related expenses 47,025 Related income tax expense, net of tax benefits (19,904) Net income available to common shareholders used in adjusted ROAA and ROACE calculation (e) 159,087 Other intangibles amortization 5,505 Related income tax expense (1,284) Net income available to common shareholders used in adjusted ROATCE calculation (f) 163,308 Average balances: Average assets (g) 46,119,514 Total equity 5,691,119 Non-controlling interest in subsidiaries (23,683) Total TCF Financial Corporation shareholders' equity 5,667,436 Preferred stock (169,302) Average total common shareholders' equity used in ROACE calculation (h) 5,498,134 Goodwill, net (1,266,166) Other intangibles, net (211,294) Average tangible common shareholders' equity used in ROATCE calculation (i) $ 4,020,674 ROAA(1) (a) / (g) 0.99% Adjusted ROAA(1) (b) / (g) 1.42 ROACE(1) (c) / (h) 8.00 Adjusted ROACE(1) (e) / (h) 11.57 ROATCE(1) (d) / (i) 11.35 26 Adjusted ROATCE(1) (f) / (i) 16.25 1 Annualized

Non-GAAP Reconciliation Computation of adjusted efficiency ratio, noninterest income and noninterest expense: Quarter Ended Dec. 31, (Dollars in thousands) 2019 Noninterest expense (a) $ 416,571 Merger-related expenses (47,025) Write-down of company-owned vacant land parcels and branch exit costs (3,494) Sale of Legacy TCF auto finance portfolio (4,670) Pension fair valuation adjustment (6,341) Adjusted noninterest expense 355,041 Lease financing equipment depreciation (18,629) Amortization of intangibles (5,505) Impairment of historic income tax credits (4,030) Adjusted noninterest expense, efficiency ratio (b) 326,877 Net interest income $ 408,753 Noninterest income 158,052 Total revenue (c) $ 566,805 Noninterest income $ 158,052 Sale of Legacy TCF auto finance portfolio 8,194 Loan servicing rights (recovery) impairment (638) Adjusted noninterest income 165,608 Net interest income 408,753 Net interest income FTE adjustment 2,896 Adjusted net interest income 411,649 Lease financing equipment depreciation (18,629) Adjusted total revenue, efficiency ratio (d) $ 558,628 Efficiency ratio (a) / (c) 73.49% Adjusted efficiency ratio (b) / (d) 58.51% 27

Footnotes and Source References

Slide	Footnotes / Sources
3	[1] Data as of December 31, 2019 [2] S&P Global Market Intelligence [3] S&P Global Market Intelligence (deposit data as of June 30, 2019); Midwest region includes IL, IN, OH, MI, MN and WI) [4] Financial targets compared to TCF Peer Group which includes KEY, RF, MTB, HBAN , CMA, ZION, PBCT, CIT, SNV, EWBC, FHN, FCNC.A, FNB, FRC, ASB, BKU, VLY and IBKC. ROATCE and adjusted efficiency ratio are non-GAAP financial measures. A reconciliation of the ROATCE and adjusted efficiency ratio targets to the most directly comparable GAAP measure is not provided because the Corporation is unable to provide such reconciliation without unreasonable effort, however, it is expected to be consistent with historical non-GAAP reconciliation included in the appendix. [5] Additional branch locations in AZ, CO, OH, SD and WI
7	[1] S&P Global Market Intelligence (deposit data as of June 30, 2019); Midwest region includes IL, IN, OH, MI, MN and WI [2] S&P Global Market Intelligence (deposit data as of June 30, 2019); TCF's Primary Midwest Markets include Detroit, Greater Michigan, Minneapolis-St. Paul, Chicago, Youngstown, Milwaukee and Cleveland
8	[1] S&P Global Market Intelligence (deposit data as of June 30, 2019) [2] Bureau of Economic Analysis (2018) [3] The Pew Charitable Trusts (2007-2017) [4] CNN Money (2014) [5] Minnesota Department of Employment and Economic Development (2019) [6] Michigan Economic Development Corporation (2017) [7] U.S. Census Bureau (2018) [8] S&P Global Market Intelligence (2019-2024)
10	[1] Denotes a non-GAAP financial measure; see Appendix for "Non-GAAP Reconciliation" slides [2] Based on combined historical TCF and Chemical reported financials [3] Excluding $4.7M recovery from consumer nonaccrual/TDR loan sale, net charge-off ratio would have been 13 bps and provision would have been $19M; see Appendix for "Non-GAAP Reconciliation" slides
11	[1] Combined TCF and Chemical reported financials [2] Noninterest expense notable items reflected expenses of $5.9M and $14.5M in 3Q19 and 4Q19, respectively [3] Denotes a non-GAAP financial measure; see Appendix for "Non-GAAP Reconciliation" slides
12	[1] S&P Global Market Intelligence (2018 HMDA data based on combined TCF and Chemical)
14	[1] Total period-end deposits of $34.5B, down $29M or 0.1% YoY [2] Combined TCF and Chemical reported financials [3] Annualized
15	[1] Annualized [2] Includes $4.7M recovery from consumer nonaccrual/TDR loan sale. Excluding the recovery, 4Q19 net charge-offs were $11M, NCO ratio was 0.13% and provision for credit losses was $19M (see Appendix for "Non-GAAP Reconciliation" slides) [3] Combined TCF and Chemical reported financials
17	[1] Source: S&P Global Market Intelligence (peer data as of 3Q19; TCF data as of 4Q19) [2] Financial targets compared to TCF Peer Group which includes KEY, RF, MTB, FRC, HBAN, CMA, ZION, PBCT, CIT, SNV, EWBC, FHN, FCNC.A, FNB, ASB, BKU, VLY and IBKC. ROATCE and adjusted efficiency ratio are non-GAAP financial measures. A reconciliation of the ROATCE and adjusted efficiency ratio targets to the most directly comparable GAAP measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort, however, it is expected to be consistent with historical non-GAAP reconciliation included in the appendix. [3] Denotes a non-GAAP financial measure; see Appendix for "Non-GAAP Reconciliation" slides
18	[1] ROATCE is a non-GAAP financial measure. A reconciliation of the ROATCE target to the most directly comparable GAAP measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort, however it is expected to be consistent with the historical non-GAAP reconciliation included in the appendix [2] Compared to TCF's Peer Group including KEY, RF, MTB, FRC, HBAN, CMA, ZION, PBCT, CIT, SNV, EWBC, FHN, FCNC.A, FNB, ASB, BKU, VLY and IBKC
19	[1] Financial targets compared to TCF Peer Group which includes KEY, RF, MTB, FRC, HBAN, CMA, ZION, PBCT, CIT, SNV, EWBC, FHN, FCNC.A, FNB, ASB, BKU, VLY and IBKC. ROATCE and adjusted efficiency ratio are non-GAAP financial measures. A reconciliation of the ROATCE and adjusted efficiency ratio targets to the most directly comparable GAAP measure is not provided because the Company is unable to provide such reconciliation without unreasonable effort, however, it is expected to be consistent with historical non-GAAP reconciliation included in the appendix.

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